                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE
January 22, 2004

Contact: John Breed
         Director, Media and Government Relations
         (713) 209-8835

                   COOPER INDUSTRIES REASSESSES YEAR-END 2003
                       ACCRUAL FOR DISCONTINUED OPERATIONS

              Company's earnings outlook for 2004 remains unchanged

HOUSTON, TX - March 8, 2004 - Cooper Industries, Ltd. (NYSE:CBE) today announced that it has reassessed its year-end 2003 accrual for discontinued operations and, as a result, for the year ended December 31, 2003, has recorded an after-tax discontinued operations charge of $126.0 million, or $1.34 per diluted share. The Company concluded the additional charge was required in order to adjust its accrual for contingent liability exposure related to the Federal-Mogul Corporation bankruptcy.

                                   BACKGROUND

Cooper Industries sold its Automotive Products business to Federal-Mogul Corporation in October 1998 and was indemnified for liabilities related to the divested business, pursuant to a Purchase and Sale Agreement. On October 1, 2001, Federal-Mogul and several of its affiliates filed a Chapter 11 bankruptcy petition and indicated that Federal-Mogul may not honor its indemnity obligations to Cooper.

In the fourth quarter of 2001, with the assistance of independent advisors, Cooper completed a thorough analysis of its potential exposure for asbestos liabilities in the event Federal-Mogul decided to reject the terms of the 1998 Purchase and Sale Agreement. The analysis included a

Cooper Industries, Ltd.                                                   Page 2


review of the twenty-year history of asbestos claims; the average indemnity payments for resolved claims; the jurisdictions in which claims had been filed; the independent advisors' data on the incidence of asbestos exposure and diseases in various industries; existing insurance coverage and contractual indemnities.

Cooper's fourth-quarter 2001 analysis of contingent liability exposure assumed that the liabilities would be settled within the Federal-Mogul bankruptcy proceedings. This analysis also assumed that representatives of Federal-Mogul, its bankruptcy committees and future claimants (the "Representatives") would reach similar conclusions regarding potential future liabilities and insurance recoveries as Cooper did based on the independent advisors' analysis.

                              ACCRUAL REASSESSMENT

Based on the status of recent negotiations, Cooper has now concluded that it is probable that Federal-Mogul will not honor the terms of the 1998 Purchase and Sale Agreement. Cooper has also concluded that the Representatives would require any negotiated settlement through the Federal-Mogul bankruptcy to be at the higher end of the independent advisors' liability analysis and reflect lower insurance recovery assumptions and somewhat higher administrative costs than originally anticipated.

During late February and early March 2004, Cooper reassessed its accrual related to this matter based on the current status of the negotiations with the Representatives. Cooper also reassessed the liability and insurance receivable that would be required to be recorded if this matter is not settled within the Federal-Mogul bankruptcy. As a result, Cooper has concluded that resolution within Federal-Mogul's proposed asbestos trust would likely be within the range of the liabilities, net of insurance recoveries, that Cooper would accrue if this matter were not settled within the Federal-Mogul bankruptcy. Accordingly, Cooper recorded a $126.0 million after-tax discontinued operations charge, net of a $70.9 income tax benefit, in the fourth quarter of 2003.

Cooper is continuing negotiations with the Representatives and, at this time, the exact manner in which this issue will be resolved is not known. However, the additional charge was required in order to adjust the existing accrual to an amount that will be within the likely range of outcomes.


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

Cooper Industries, Ltd.                                                   Page 3


At December 31, 2003, the accrual for potential liabilities related to the 1998 sale of the Company's Automotive Products business and the related Federal-Mogul bankruptcy was $252.5 million.

After giving effect to the charge, the Company had a fourth-quarter 2003 net loss of $51.3 million, or $.54 per diluted share. For the full year 2003, net income was $148.3 million, or $1.58 per diluted share. The charge does not impact 2003 consolidated revenues, income from continuing operations or cash flows previously reported in the Company's News Release issued on January 22, 2004. Also, the Company's outlook for 2004 earnings per share from continuing operations remains unchanged.

Further information is set forth in Cooper's Annual Report on Form l0-K filed with the Securities and Exchange Commission today.

The financial statements included with Cooper's News Release dated January 22, 2004, have been revised to reflect the additional year-end accrual and appear on the following pages.

Cooper Industries, Ltd., with 2003 revenues of $4.1 billion, is a global manufacturer of electrical products and tools and hardware. Incorporated in Bermuda, the Company's administrative headquarters are in Houston, Texas. Cooper has more than 27,000 employees serving more than 100 locations around the world, and sells products to customers in more than 50 countries. For more information, visit the Company's Internet site, www.cooperindustries.com.


Statements in this news release are forward-looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company's earnings outlook. These statements are subject to various risks and uncertainties, many of which are outside the control of the Company, and actual results may differ materially from anticipated results. Important factors which may affect the actual results include, but are not limited to: 1) competitive pressures and future global economic conditions,

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

Cooper Industries, Ltd.                                                   Page 4


including the level of market demand for the Company's products; 2) the rate at which benefits are realized from cost-reduction programs; 3) the successful implementation of the Company's strategic initiatives; 4) changes in the tax laws, tax treaties or tax regulations; 5) resolution of the Federal-Mogul Corporation bankruptcy; and 6) the timing and amount of share repurchases by the Company.

Further information regarding these and other risk factors is set forth in Cooper's filings with the Securities and Exchange Commission, including Cooper's Annual Report on Form 10-K.

                      FINANCIAL TELECONFERENCE AND WEBCAST

Cooper will hold a conference call at 10:30 a.m. Eastern today to discuss this announcement. Shareholders and other interested parties may listen to the teleconference by calling (800) 706-6239 within the U.S. or (706) 679-0660 for international calls. A replay will be available by telephone through March 15, 2004, by dialing (800) 642-1687 within the U.S. or (706) 645-9291 for international calls. Please reference access code 6030095.

The teleconference also will be webcast at www.cooperindustries.com in the Investor Center section under "Management Presentations." The Company suggests that first-time listeners visit the web site well in advance of the call to register, download and install any necessary audio software. An audio replay will be available on the Internet site through March 22, 2004.


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

                       CONSOLIDATED RESULTS OF OPERATIONS

                                                                         Quarter Ended December 31,
                                                                       ------------------------------
                                                                           2003              2002
                                                                       ------------      ------------
                                                                       (in millions where applicable)

Revenues                                                               $    1,044.0      $      985.0

Cost of sales                                                                 735.7             702.6
Selling and administrative expenses (1)                                       210.4             186.3
Restructuring                                                                  16.9              39.1
                                                                       ------------      ------------
Operating earnings                                                             81.0              57.0

Interest expense                                                               16.2              20.6
Interest on tax refund                                                        (28.6)               --
                                                                       ------------      ------------

     Income from continuing operations before income taxes                     93.4              36.4
Income taxes                                                                   18.7               8.6
                                                                       ------------      ------------
     Income from continuing operations                                         74.7              27.8

Charge related to discontinued operations                                     126.0                --
                                                                       ------------      ------------
     Net income (loss)                                                 $      (51.3)     $       27.8
                                                                       ============      ============

Net income (loss) per Common Share
Basic:
     Continuing operations                                             $        .80      $        .30
     Discontinued operations charge                                            1.34                --
                                                                       ------------      ------------
     Net income (loss)                                                 $       (.54)     $        .30
                                                                       ============      ============
Diluted:
     Continuing operations                                             $        .78      $        .30
     Discontinued operations charge                                            1.32                --
                                                                       ------------      ------------
     Net income (loss)                                                 $       (.54)     $        .30
                                                                       ============      ============

Shares Utilized in Computation
     of Income (Loss) Per Common Share:
         Basic                                                         93.8 MILLION      92.3 million
         Diluted                                                       95.8 MILLION      92.5 million

                             PERCENTAGE OF REVENUES

                                                                         Quarter Ended December 31,
                                                                       ------------------------------
                                                                           2003              2002
                                                                       ------------      ------------

Revenues                                                                      100.0%            100.0%
Cost of sales                                                                  70.5%             71.3%
Selling and administrative expenses (1)                                        20.2%             18.9%
Operating earnings                                                              7.8%              5.8%
Income from continuing operations before income taxes                           8.9%              3.7%
Income from continuing operations                                               7.2%              2.8%

(1) Fourth quarter 2003 includes a $12.0 million contribution to the Cooper Industries Foundation.



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                                       5

            ADDITIONAL INFORMATION FOR THE QUARTER ENDED DECEMBER 31
                               SEGMENT INFORMATION


                                                                         Quarter Ended December 31,
                                                                       ------------------------------
                                                                           2003              2002
                                                                       ------------      ------------
                                                                               (in millions)

Revenues:
     Electrical Products                                               $      854.0      $      817.5
     Tools & Hardware                                                         190.0             167.5
                                                                       ------------      ------------
         Total                                                         $    1,044.0      $      985.0
                                                                       ============      ============

Segment Operating Earnings (Loss) with Restructuring:
     Electrical Products                                               $       94.0      $       72.1
     Tools & Hardware                                                          16.9              (2.1)
                                                                       ------------      ------------
         Total Segment Operating Earnings                                     110.9              70.0

General Corporate Expense with Restructuring (1)                               29.9              13.0
Interest expense                                                               16.2              20.6
Interest on tax refund                                                        (28.6)               --
                                                                       ------------      ------------
Income from continuing operations before income taxes                  $       93.4      $       36.4
                                                                       ============      ============


                                                                          Quarter Ended December 31
                                                                       ------------------------------
                                                                           2003              2002
                                                                       ------------      ------------
Return on Sales:
     Electrical Products                                                       11.0%              8.8%
     Tools & Hardware                                                           8.9%             (1.3)%
         Total Segments                                                        10.6%              7.1%

(1) Fourth quarter 2003 includes a $12.0 million contribution to the Cooper Industries Foundation.



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                                       6

            ADDITIONAL INFORMATION FOR THE QUARTER ENDED DECEMBER 31
                               SEGMENT INFORMATION
                                   (CONTINUED)


                        SEGMENT RESTRUCTURING INFORMATION


                                                                         Quarter Ended December 31,
                                                                       ------------------------------
                                                                           2003              2002
                                                                       ------------      ------------
                                                                               (in millions)

Segment Restructuring:
     Electrical Products                                               $       16.4      $       24.0
     Tools & Hardware                                                          (0.4)             12.7
                                                                       ------------      ------------
         Total Segment Restructuring                                           16.0              36.7

General Corporate Restructuring                                                 0.9               2.4
                                                                       ------------      ------------
         Total Restructuring                                           $       16.9      $       39.1
                                                                       ============      ============

Segment Operating Earnings without Restructuring:
     Electrical Products                                               $      110.4      $       96.1
     Tools & Hardware                                                          16.5              10.6
                                                                       ------------      ------------
         Total                                                         $      126.9      $      106.7
                                                                       ============      ============

General Corporate Expense without Restructuring
     and Contribution to the Cooper Industries Foundation              $       17.0      $       10.6
                                                                       ============      ============

                                                                          Quarter Ended December 31
                                                                       ------------------------------
                                                                           2003              2002
                                                                       ------------      ------------
Return on Sales without Restructuring:
     Electrical Products                                                       12.9%             11.8%
     Tools & Hardware                                                           8.7%              6.3%
         Total Segments                                                        12.2%             10.8%

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                                       7

            ADDITIONAL INFORMATION FOR THE QUARTER ENDED DECEMBER 31
                NET INCOME AND EARNINGS PER SHARE RECONCILIATION


                                                                                          Net Income (Loss) Per
                                                            Net Income (Loss)              Diluted Common Share
                                                       --------------------------      --------------------------
                                                          2003            2002            2003            2002
                                                       ----------      ----------      ----------      ----------
                                                                     (in millions where applicable)

Continuing Income Before Restructuring
   and Unusual Items                                   $     75.0      $     57.6      $      .78      $      .62
Restructuring                                               (13.6)          (29.8)           (.14)           (.32)
Contribution to Cooper Industries Foundation                 (9.6)             --            (.10)             --
Interest on Tax Refund                                       22.9              --             .24              --
                                                       ----------      ----------      ----------      ----------

Income from Continuing Operations                            74.7            27.8             .78             .30
Discontinued Operations Charge                             (126.0)             --           (1.32)             --
                                                       ----------      ----------      ----------      ----------
Net Income (Loss)                                      $    (51.3)     $     27.8      $     (.54)     $      .30
                                                       ==========      ==========      ==========      ==========

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                                       8

                       CONSOLIDATED RESULTS OF OPERATIONS

                                                                            Twelve Months Ended
                                                                                December 31,
                                                                       ------------------------------
                                                                           2003              2002
                                                                       ------------      ------------
                                                                       (in millions where applicable)

Revenues                                                               $    4,061.4      $    3,960.5

Cost of sales                                                               2,871.9           2,830.9
Selling and administrative expenses (1)                                       794.9             735.8
Restructuring                                                                   2.6              39.1
                                                                       ------------      ------------
Operating earnings                                                            392.0             354.7

Interest expense                                                               74.1              74.5
Interest on tax refund                                                        (28.6)               --
                                                                       ------------      ------------
     Income from continuing operations before income taxes                    346.5             280.2
Income taxes                                                                   72.2              66.5
                                                                       ------------      ------------
     Income from continuing operations                                        274.3             213.7

Charge related to discontinued operations                                     126.0                --
                                                                       ------------      ------------
     Net income                                                        $      148.3      $      213.7
                                                                       ============      ============

Net income per Common Share
Basic:
     Continuing operations                                             $       2.96      $       2.29
     Discontinued operations charge                                            1.36                --
                                                                       ------------      ------------
     Net income                                                        $       1.60      $       2.29
                                                                       ============      ============
Diluted:
     Continuing operations                                             $       2.92      $       2.28
     Discontinued operations charge                                            1.34                --
                                                                       ------------      ------------
     Net income                                                        $       1.58      $       2.28
                                                                       ============      ============

Shares Utilized in Computation
     of Income Per Common Share:
         Basic                                                         92.7 MILLION      93.2 million
         Diluted                                                       93.8 MILLION      93.7 million

                             PERCENTAGE OF REVENUES

                                                                            Twelve Months Ended
                                                                                December 31,
                                                                           2003              2002
                                                                       ------------      ------------

Revenues                                                                      100.0%            100.0%
Cost of sales                                                                  70.7%             71.5%
Selling and administrative expenses (1)                                        19.6%             18.6%
Operating earnings                                                              9.7%              9.0%
Income from continuing operations before income taxes                           8.5%              7.1%
Income from continuing operations                                               6.8%              5.4%

(1) 2003 includes a $12.0 million contribution to the Cooper Industries Foundation.


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                                       9

         ADDITIONAL INFORMATION FOR THE TWELVE MONTHS ENDED DECEMBER 31
                               SEGMENT INFORMATION


                                                                            Twelve Months Ended
                                                                                December 31,
                                                                       ------------------------------
                                                                           2003              2002
                                                                       ------------      ------------
                                                                                (in millions)
Revenues:
     Electrical Products                                               $    3,358.4      $    3,324.9
     Tools & Hardware                                                         703.0             635.6
                                                                       ------------      ------------
         Total                                                         $    4,061.4      $    3,960.5
                                                                       ============      ============

Segment Operating Earnings with Restructuring:
     Electrical Products                                               $      418.7      $      376.6
     Tools & Hardware                                                          39.4              14.6
                                                                       ------------      ------------
         Total Segment Operating Earnings                                     458.1             391.2
                                                                       ------------      ------------

General Corporate Expense with Restructuring (1)                               66.1              36.5
Interest expense                                                               74.1              74.5
Interest on tax refund                                                        (28.6)               --
                                                                       ------------      ------------
Income from continuing operations before income taxes                  $      346.5      $      280.2
                                                                       ============      ============

                                                                             Twelve Months Ended
                                                                                December 31,
                                                                       ------------------------------
                                                                           2003              2002
                                                                       ------------      ------------

Return on Sales:
     Electrical Products                                                       12.5%             11.3%
     Tools & Hardware                                                           5.6%              2.3%
         Total Segments                                                        11.3%              9.9%

(1) 2003 includes a $12.0 million contribution to the Cooper Industries Foundation.


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                                       10

         ADDITIONAL INFORMATION FOR THE TWELVE MONTHS ENDED DECEMBER 31
                               SEGMENT INFORMATION
                                   (CONTINUED)

                        SEGMENT RESTRUCTURING INFORMATION

                                                                            Twelve Months Ended
                                                                                December 31,
                                                                       ------------------------------
                                                                           2003              2002
                                                                       ------------      ------------
                                                                                (in millions)
Segment Restructuring:
     Electrical Products                                               $       16.4      $       24.0
     Tools & Hardware                                                          (0.4)             12.7
                                                                       ------------      ------------
         Total Segment Restructuring                                           16.0              36.7

General Corporate Restructuring                                               (13.4)              2.4
                                                                       ------------      ------------
         Total Restructuring                                           $        2.6      $       39.1
                                                                       ============      ============

Segment Operating Earnings without Restructuring:
     Electrical Products                                               $      435.1      $      400.6
     Tools & Hardware                                                          39.0              27.3
                                                                       ------------      ------------
         Total                                                         $      474.1      $      427.9
                                                                       ============      ============

General Corporate Expense without Restructuring
     and Contribution to the Cooper Industries Foundation              $       67.5      $       34.1
                                                                       ============      ============

                                                                             Twelve Months Ended
                                                                                December 31,
                                                                       ------------------------------
                                                                           2003              2002
                                                                       ------------      ------------

Return on Sales without Restructuring:
     Electrical Products                                                       13.0%             12.0%
     Tools & Hardware                                                           5.5%              4.3%
         Total Segments                                                        11.7%             10.8%


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                                       11

         ADDITIONAL INFORMATION FOR THE TWELVE MONTHS ENDED DECEMBER 31
                NET INCOME AND EARNINGS PER SHARE RECONCILIATION


                                                                                         Net Income Per Diluted
                                                               Net Income                     Common Share
                                                       --------------------------      --------------------------
                                                          2003            2002            2003            2002
                                                       ----------      ----------      ----------      ----------
                                                                     (in millions where applicable)

Continuing Income Before Restructuring
   and Unusual Items                                   $    266.0      $    243.5      $     2.83      $     2.60
Restructuring                                                (5.0)          (29.8)           (.05)           (.32)
Contribution to Cooper Industries Foundation                 (9.6)             --            (.10)             --
Interest on Tax Refund                                       22.9              --             .24              --
                                                       ----------      ----------      ----------      ----------

Income from Continuing Operations                           274.3           213.7            2.92            2.28
Discontinued Operations Charge                             (126.0)             --           (1.34)             --
                                                       ----------      ----------      ----------      ----------
Net Income                                             $    148.3      $    213.7      $     1.58      $     2.28
                                                       ==========      ==========      ==========      ==========

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                                       12

                           CONSOLIDATED BALANCE SHEETS

                                                                                December 31,
                                                                       ------------------------------
                                                                           2003              2002
                                                                       ------------      ------------
                                                                               (in millions)

ASSETS
Cash and cash equivalents                                              $      463.7      $      302.0
Receivables                                                                   738.6             706.7
Inventories                                                                   552.0             580.5
Deferred income taxes and other assets                                        206.5              99.8
                                                                       ------------      ------------
     Total current assets                                                   1,960.8           1,689.0
                                                                       ------------      ------------
Property, plant and equipment, less accumulated depreciation                  711.4             750.2
Goodwill                                                                    2,056.6           1,996.2
Deferred income taxes and other noncurrent assets                             236.5             252.5
                                                                       ------------      ------------
     Total assets                                                      $    4,965.3      $    4,687.9
                                                                       ============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Short-term debt                                                        $        6.2      $        4.1
Accounts payable                                                              329.1             312.2
Accrued liabilities                                                           433.7             489.4
Accrual for discontinued operations                                           252.5                --
Current maturities of long-term debt                                            0.4             153.8
                                                                       ------------      ------------
     Total current liabilities                                              1,021.9             959.5
                                                                       ------------      ------------
Long-term debt                                                              1,336.7           1,280.7
Postretirement benefits other than pensions                                   181.1             189.1
Other long-term liabilities                                                   307.4             256.2
                                                                       ------------      ------------
     Total liabilities                                                      2,847.1           2,685.5
                                                                       ------------      ------------
Common stock                                                                    0.9               0.9
Capital in excess of par value                                                518.0             422.7
Retained earnings                                                           1,762.8           1,744.2
Accumulated other nonowner changes in equity                                 (163.5)           (165.4)
                                                                       ------------      ------------
     Total shareholders' equity                                             2,118.2           2,002.4
                                                                       ------------      ------------
     Total liabilities and shareholders' equity                        $    4,965.3      $    4,687.9
                                                                       ============      ============

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                                       13

                     RATIOS OF DEBT-TO-TOTAL CAPITALIZATION
                      AND NET DEBT-TO-TOTAL CAPITALIZATION


                                                                                December 31,
                                                                       ------------------------------
                                                                           2003              2002
                                                                       ------------      ------------
                                                                       (in millions where applicable)
Short-term debt                                                        $        6.2      $        4.1
Current maturities of long-term debt                                            0.4             153.8
Long-term debt                                                              1,336.7           1,280.7
                                                                       ------------      ------------
Total debt                                                                  1,343.3           1,438.6
Total shareholders' equity                                                  2,118.2           2,002.4
                                                                       ------------      ------------
Total capitalization                                                   $    3,461.5      $    3,441.0
                                                                       ============      ============

Total debt-to-total-capitalization ratio                                       38.8%             41.8%

Total debt                                                             $    1,343.3      $    1,438.6
Less cash and cash equivalents                                               (463.7)           (302.0)
                                                                       ------------      ------------
Net debt                                                               $      879.6      $    1,136.6
                                                                       ============      ============
Total capitalization                                                   $    3,461.5      $    3,441.0
Less cash and cash equivalents                                               (463.7)           (302.0)
                                                                       ------------      ------------
Total capitalization net of cash                                       $    2,997.8      $    3,139.0
                                                                       ============      ============

Net debt-to-total-capitalization ratio                                         29.3%             36.2%

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                                       14

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                             Twelve Months Ended
                                                                                December 31,
                                                                       ------------------------------
                                                                           2003              2002
                                                                       ------------      ------------
                                                                               (in millions)

Cash flows from operating activities:
     Net income                                                        $      148.3      $      213.7
     Charge related to discontinued operations                                126.0                --
                                                                       ------------      ------------
     Income from continuing operations                                        274.3             213.7
     Adjustments to reconcile to net cash provided by
     operating activities:
         Depreciation and amortization                                        121.4             121.7
         Deferred income taxes                                                 99.3               3.7
         Restructuring charge payments                                        (17.8)            (22.9)
         Changes in assets and liabilities:(1)
              Receivables                                                      (3.2)             81.8
              Inventories                                                      45.9              89.4
              Accounts payable and accrued liabilities                        (22.4)            (76.2)
              Other assets and liabilities, net                               (52.2)             68.6
                                                                       ------------      ------------
                  Net cash provided by operating activities                   445.3             479.8
                                                                       ------------      ------------
Cash flow from investing activities:
     Capital expenditures                                                     (79.9)            (73.8)
     Cash paid for acquired businesses                                           --              (1.1)
     Proceeds from sales of property, plant and equipment and other            18.1              22.0
                                                                       ------------      ------------
         Net cash used in investing activities                                (61.8)            (52.9)
                                                                       ------------      ------------
Cash flows from financing activities:
     Proceeds from issuances of debt                                            4.3             608.3
     Repayments of debt                                                      (174.4)           (513.5)
     Debt issuance costs                                                         --              (6.5)
     Dividends                                                               (129.7)           (129.7)
     Acquisition of treasury shares                                              --             (37.9)
     Subsidiary purchase of parent shares                                      (5.5)            (56.4)
     Activity under employee stock plans and other                             63.2               3.2
                                                                       ------------      ------------
         Net cash used in financing activities                               (242.1)           (132.5)
                                                                       ------------      ------------
Effect of exchange-rate changes on cash and cash equivalents                   20.3              (3.9)
                                                                       ------------      ------------
Increase in cash and cash equivalents                                         161.7             290.5
Cash and cash equivalents, beginning of year                                  302.0              11.5
                                                                       ------------      ------------
Cash and cash equivalents, end of year                                 $      463.7      $      302.0
                                                                       ============      ============
     (1) Net of the effects of translation.

                          FREE CASH FLOW RECONCILIATION
Net cash provided by operating activities                              $      445.3      $      479.8
Less capital expenditures                                                     (79.9)            (73.8)
Add proceeds from sales of property, plant
     and equipment and other                                                   18.1              22.0
                                                                       ------------      ------------
Free cash flow                                                         $      383.5      $      428.0
                                                                       ============      ============

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